                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
     Date of Report (date of earliest event reported): April 4, 2005

                                  FEMONE, INC.
             (Exact name of registrant as specified in its charter)
                                     Nevada
                 (State or other jurisdiction of incorporation)

               000-49661                              98-0358887
              -----------                            ------------
        (Commission File Number)           (IRS Employer Identification No.)

                         5600 Avenida Encinas, Suite 130
                             Carlsbad, CA 92008, USA
                            Telephone: (760) 448-2498

                   (Address and telephone number of principal
                    executive offices and place of business)
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ITEM 8.01 OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 4, 2005, the Company announced its earnings results for the year ended December 31, 2004, as reported in its Form 10KSB filed with the Commission on April 4, 2005.

A copy of the press release issued April 4, 2005, is attached to this Form 8-K as Exhibit 99.1.



                                   SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


FEMONE, INC.

                  By: /s/ Ray W. Grimm, Jr.
                      ------------------------------------------
                      Ray W. Grimm, Jr., Chief Executive Officer

                  Dated: April 6, 2005